Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th February, 2013.

/s/ Dan O. Dinges
Dan O. Dinges

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ John G. Drosdick
John G. Drosdick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ John J. Engel
John J. Engel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Richard A. Gephardt
Richard A. Gephardt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Murry S. Gerber
Murry S. Gerber

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Charles R. Lee
Charles R. Lee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Frank J. Lucchino
Frank J. Lucchino

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Glenda G. McNeal
Glenda G. McNeal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Seth E. Schofield
Seth E. Schofield

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint J. P. Surma, Jr., G. R. Haggerty and G. A. Zovko or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Patricia A. Tracey
Patricia A. Tracey